UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 1, 2005


                              Books-A-Million, Inc.
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             (Exact name of registrant as specified in its charter)


 DELAWARE                        0-20664                        63-0798460
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(State or other jurisdiction    (Commission                    (IRS Employer
 of incorporation)              File Number)                Identification No.)


402 Industrial Lane, Birmingham, Alabama                    35211
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (205) 942-3737
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                Section 1 - Registrant's Business and Operations


Item 1.01 Entry into a Material Definitive Agreement.

Incentive Award Plan

On June 1, 2005, the stockholders of Books-A-Million, Inc. (the "Company") approved the Books-A-Million 2005 Incentive Award Plan (the "Plan"). The Board of Directors of the Company previously adopted the Plan subject to stockholder approval. As of the date herein, no awards have been granted under the Plan. A full description of the Plan, including a copy of the Plan, was previously filed as part of the Company's Definitive Proxy Statement for the Annual Meeting of Shareholders to be held on June 1, 2005 and it is incorporated herein by reference.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       _____________BOOKS-A-MILLION, INC._______
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                                                         (Registrant)

Date _June 7, 2005_____
                                   _____________/s/ Richard S. Wallington______
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                                                        (Signature)
                                               Name:  Richard S. Wallington
                                               Title:   Chief Financial Officer